                                                                 Exhibit 10.39A


                                             Addendum No. 1
                                             Contract No. MA/CCF-478


                                  ADDENDUM TO
                            MARITIME ADMINISTRATION
                      CAPITAL CONSTRUCTION FUND AGREEMENT
                                      WITH
                    NATIONAL STEEL AND SHIPBUILDING COMPANY


     THIS AGREEMENT, made by and between the Maritime Administrator, Department of Transportation (the "Maritime Administrator") and National Steel and Shipbuilding Company (the "Party"), a citizen of the United States, as an Addendum to that certain agreement, Contract No. MA/CCF-478.

     WHEREAS: 1. On September 13, 1988 the parties hereto entered into a Capital Construction Fund Agreement (the "Agreement"), under section 607 of the Merchant Marine Act, 1936, as amended (the "Act");

     2. The parties hereto desire to amend the Agreement in the manner hereinafter set forth; and

     3. The parties hereto have agreed to said amendment and desire to incorporate the same into the Agreement.

     NOW, THEREFORE, in consideration of the premises, the Maritime Administrator and the Party agree as follows:

     I. Effective               , 1988, the Agreement is amended by replacing
the existing Schedules A, B, C, and D with the annexed revised Schedules A, B, C and D to (i) add the S. S. WORTH to Schedule A as an eligible vessel; (ii) to modify and increase the deposit ceilings, program objectives and minimum deposits as set out in the annexed revised Schedules B and D; and (iii) designate Idaho First National Bank and Bank of America N.T. & S.A. as depositories, at the same time deleting Morgan Guaranty Trust Company, as set out in Schedule C, and eliminating dated information concerning sources of funds.

     II. Except as herein otherwise expressly provided, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Maritime Administrator and the party have executed this Addendum No. 1 in quadruplicate, on the dates indicated below, to be effective on the 13th day of September, 1988.

UNITED STATES OF AMERICA
SECRETARY OF TRANSPORTATION             NATIONAL STEEL AND
MARITIME ADMINISTRATOR                  SHIPBUILDING COMPANY

By: /s/   James J. Zok                  By: /s/  James M. Temenak
    --------------------------              ---------------------------
      (Contracting Officer)

                                        Name:     James M. Temenak
                                             --------------------------
                                                   (print or type)

                                        Title:      Vice President
                                              -------------------------
                                                   (print or type)


ATTEST:                                 ATTEST:

                                        DISTRICT OF COLUMBIA:

By:   [SIGNATURE ILLEGIBLE]             By: /s/  Sharon G. Maliska
    --------------------------              ---------------------------
           Secretary                    My Commission Expires March 31, 1991
     Maritime Administration

Date:                                   Name:     Sharon G. Maliska
                                             --------------------------
                                                   (print or type)

                                        Title:      Notary Public
                                              -------------------------
                                                   (print or type)

(SEAL)                                  (SEAL)

                                        Date:      Sept. 13, 1988
                                             --------------------------

APPROVED as to form:

By: /s/ Edmund T. Sommer, Jr.
    --------------------------
   For Assistant Chief Counsel
     Maritime Administration

                                                                  ADDENDUM NO. 1
                                                                      MA/CCF-478

                                   Schedule A

                           ELIGIBLE AGREEMENT VESSELS

                                                              DATE AND
NAME AND            SPECIFIC        CAPACITY                  PLACE              DATE             AREA OF           DETAILS OF
I.D. NO.            TYPE            [GROSS TONS]    OWNER     CONSTRUCTED        DOCUMENTED       OPERATION         SERVICE
---------           --------        ------------    ------    -----------        ----------      -------------      ----------
SS WORTH            Tanker           89,700         NASSCO    2-19-75 (a)         To NASSCO      U. S. Foreign       Crude Oil
7600548                                                       San Diego, CA       10-03-84       Trade               Transport

SS ROSE CITY        Tanker           89,700         NASSCO    7-23-76 (b)         To NASSCO      U. S. Foreign       Crude Oil
7607891                                                       San Diego, CA       10-13-85       Trade               Transport

MR. ED              Harbor           25             NASSCO    1976                To NASSCO      U.S. Coastwise      Harbor Service
575765              Supply Vessel                             Brazoria, TX        6-09-81        Trade               and Supply
                                                                                                                     Transport

THE HAPPY           Harbor           17             NASSCO    1929                To NASSCO      U.S. Coastwise      Harbor Service
228709              Service Vessel                            North Bend, OR      5-10-79        Trade               and Supply
                                                                                                                     Transport

(a) Reconstructed at San Diego and delivered 12-19-86, accepted 8-19-87.

(b) Reconstructed at San Diego. A number of disputes exist between NASSCO and the Navy with respect to workmanship and performance and must be resolved before the Navy will accept the vessel. As of this date, no tentative acceptance date has yet been agreed upon.

                                                                  ADDENDUM NO. 1
                                                                      MA/CCF-478

                                   SCHEDULE B
                               PROGRAM OBJECTIVES
                     ACQUISITION OR CONSTRUCTION OF VESSELS

                                                                       Amount
Program         Vessel                                                 to be            Approximate Date
Objective       Name &       General                Vessel             Withdrawn              of                     Anticipated
  No.           Number       Characteristics        Cost               From Fund (a)    Contract    Delivery         Area of Oper
---------      ---------     ---------------        ------            --------------    --------   ----------       ---------------

  1             Unknown       Alaska Class Tanker    $130 million      $70 million      1/89        1/91             Alaska to Pan
                              209,000 DWT,           (approx.) As       (approx.)
                              identical to EXXON     alternative
                              VALDEZ and EXXON       to Programs
                              LONG BEACH             2 and 3

  2             Unknown       Passenger cruise       $225 million      $70 million      1/89        6/91             Inter-Island
                              ship of about 1,800    (approx.) As       (approx.)                                    Cruise ship,
                              passenger capacity     alternative                                                     Hawaiian
                              for operation          to Programs                                                     Islands
                              inter-island Hawaii    1 and 3

  3             Unknown       Two 2,000 TEU          $200 million      $70 million      1/89        3/91             West Coast
                              Container Ships        (approx.) As       (approx.)                                    Mainland
                                                     alternative                                                     U.S. to
                                                     to Programs                                    6/91             Hawaiian
                                                     1 and 2                                                         Islands

___________________________________

(a) Represents maximum profit estimated to be received upon sale of vessels listed in Schedule A. Interest earnings on the $70 million may, of course, increase the amount available for program objective. The amounts required to be deposited under Schedule D represent minimums.

                                                                  ADDENDUM NO. 1
                                                                  MA/CCF-478


                                   SCHEDULE C

                                  DEPOSITORIES
                                  ------------


    NAME AND ADDRESS                    ACCOUNTS
    ----------------                    --------
Idaho First National Bank               Savings and Trustee Accounts
101 South Capital Street                established pursuant to
P.O. Box 7938                           46 C.F.R. Section 390.7
Boise, Idaho 83707


Bank of America N.T. & S.A.             Savings and Trustee Accounts
450 B Street                            established pursuant to
San Diego, California 92038             46 C.F.R. Section 390.7

                                                                  ADDENDUM NO. 1
                                                                  MA/CCF-478


                                        September __, 1998



                                   SCHEDULE D

                         MINIMUM DEPOSITS - EXPLANATION

              ORDINARY     INTEREST     CAPITAL
              INCOME(a)    INCOME(a)    GAIN       DEPRECIATION    TOTAL(a)
1987-89     $10,000,000        --          --           --         $10,000,000

1990-92          --            --          --           --              --

1992-95          --            --          --           --              --

(a) NASSCO will make a minimum deposit of at least $10 million (and may deposit as much as $37 million) upon this Addendum No. 1 becoming effective on September __, 1988. As indicated on Schedule B, "Program Objectives", NASSCO estimates that approximately $70 million will be received as profit on the sale of vessels listed on Schedule A and could be employed in meeting Schedule B objectives. Thus NASSCO anticipates that a substantial additional amount, perhaps in the neighborhood of $30 million to $40 million, may be deposited. In addition, of course, interest income will accrue on amounts on deposit.